EXHIBIT 99.2

BYLAWS
OF
MICRON TECHNOLOGY, INC.

ARTICLE I

OFFICES

SECTION 1.                                The registered office shall be 100 West Tenth Street, in the City of Wilmington, County of New Castle, State of Delaware.

SECTION 2.                                The corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the corporation may require.

ARTICLE II

MEETINGS OF STOCKHOLDERS

SECTION 1.                                All meetings of the stockholders shall be held at the principal office of the corporation in the City of Boise, State of Idaho, or at such other place either within or without the State of Delaware as shall be designated in the notice of the meeting or in a duly executed waiver of notice thereof.

SECTION 2.                                Annual meetings of stockholders shall be held on such day and such hour as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting. At such meeting, the stockholders shall elect a Board of Directors and transact such other business as may properly be brought before the meeting.

SECTION 3.                                Written notice of the annual meeting stating the place, date and hour of the meeting shall be given to each stockholder entitled to vote at such meeting not less than ten nor more than sixty days before the date of the meeting.

SECTION 4.                                The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

SECTION 5.                                Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the Certificate of Incorporation, may be called by the Board of Directors, the Chairman of the Board, the president, or by the holders of shares entitled to cast not less than twenty percent (20%) of the votes at the meeting. Such request shall state the purpose or purposes of the proposed meeting.

SECTION 6.                                Written notice of a special meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called, shall be given to each stockholder entitled to vote at such meeting not less than ten nor more than sixty days before the date of the meeting.

SECTION 7.                                Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

SECTION 8.                                The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the Certificate of Incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

SECTION 9.                                When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the Certificate of Incorporation, a different vote is required in which case such express provision shall govern and control the decision of the question.

SECTION 10.                          Unless otherwise provided in the Certificate of Incorporation, each stockholder shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of the capital stock having voting power held by such stockholder, regardless of class, but no proxy shall be voted on or after three years from its date, unless the proxy provides for a longer period. Vote may be viva voice or by ballot; provided, however, that elections for directors must be by ballot upon demand by a shareholder at the meeting and before the voting begins. At all elections of directors of the corporation each stockholder having voting power shall be entitled to exercise the right of cumulative voting as provided in the Certificate of Incorporation.

SECTION 11.                          Unless otherwise provided in the Certificate of Incorporation, any action required to be taken at any annual or special meeting of stockholders of the corporation, or any action which may be taken at any annual or special meeting of the stockholders, may be taken without a meeting, without prior notice and without a vote, of a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

ARTICLE III

DIRECTORS

SECTION 1.                                The authorized number of directors of the corporation shall be nine. The number of directors provided in this Section 1 may be changed by a Bylaw duly adopted by the affirmative vote of a majority of the outstanding shares entitled to vote or by a resolution of the Board of Directors.

SECTION 2.                                The directors shall be elected at each annual meeting of shareholders, but if any such annual meeting is not held, or the directors are not elected thereat, the directors may be elected at any special meeting of the shareholders held for that purpose. All directors shall hold office until the expiration of the term for which elected and until their respective successors are elected, except in the case of death, resignation or removal of any director. A director need not be a shareholder.

SECTION 3.                                Any director may resign effective upon giving written notice to the Chairman of the Board, the President, the Secretary or the Board of Directors of the corporation, unless the notice specifies a late time for the effectiveness of such resignation. If the resignation is effective at a future time, a successor may be elected to take office when the resignation becomes effective.

SECTION 4.                                The entire Board of Directors or any individual director may be removed from office, prior to the expiration of their or his term of office only in the manner and within the limitations provided by the General Corporation Law of Delaware.

No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director’s term of office.

SECTION 5.                                A vacancy in the Board of Directors shall be deemed to exist in case of the death, resignation or removal of any director, or if the authorized number of directors be increased, or if the shareholders fail at any annual or special meeting of shareholders at which any director or directors are elected to elect the full authorized number of directors to be voted for at that meeting.

Vacancies in the Board of Directors may be filled by a majority of the directors then in office, whether or not less than a quorum, or by a sole remaining director. Each director so elected shall hold office until the expiration of the term for which he was elected and until his successor is elected at an annual or a special meeting of the shareholders, or until his death, resignation or removal.

The shareholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors. Any such election by written consent shall require the consent of a majority of the outstanding shares entitled to vote.

SECTION 6.                                The business of the corporation shall be managed by or under the direction of its Board of Directors which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or these Bylaws directed or required to be exercised or done by the stockholders.

MEETINGS OF THE BOARD OF DIRECTORS

SECTION 7.                                The Board of Directors of the corporation may hold meetings, both regular and special, either within or without the State of Delaware.

SECTION 8.                                The first meeting of each newly elected Board of Directors shall be held at such time and place as shall be fixed by the vote of the stockholders at the annual meeting and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present. In the event of the failure of the stockholders to fix the time or place of such first meeting of the newly elected Board of Directors, or in the event such meeting is not held at the time and place so fixed by the stockholders, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors, or as shall be specified in a written waiver signed by all of the directors.

SECTION 9.                                Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the Board.

SECTION 10.                          Special meetings of the Board may be called by the president on two days’ notice to each director, either personally or by mail or by telegram; special meetings shall be called by the president or secretary in like manner and on like notice on the written request of the Chairman of the Board or two directors.

SECTION 11.                          At all meetings of the Board a majority of the authorized number of directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute or by the Certificate of Incorporation. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

SECTION 12.                          Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee.

SECTION 13.                          Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or any committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

COMMITTEES OF DIRECTORS

SECTION 14.                          The Board of Directors may, by resolution passed by a majority of the authorized number of directors, appoint an executive committee consisting of two or more of the directors of the corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. The executive committee, to the extent provided in the resolution of the Board of Directors and subject to any limitation by statute, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but it shall not have the power or authority in reference to amending the Certificate of Incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all the corporation’s property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, or amending the Bylaws of the corporation; and, unless the resolution or the Certificate of Incorporation expressly so provide, it shall not have the power or authority to declare a dividend or to authorize the issuance of stock.

SECTION 15.                          The Board of Directors may, by resolution adopted by a majority of the authorized number of directors, designate such other committees, each consisting of 2 or more directors, as it may from time to time deem advisable to perform such general or special duties as may from time to time be delegated to any such committee by the Board of Directors, subject to the limitations imposed by statute or by the Certificate of Incorporation or by these Bylaws. The Board may designate one or more directors as alternate members of any committee, who may replace any absent member at any meeting of the committee.

COMPENSATION OF DIRECTORS

SECTION 17.                          Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, the Board of Directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance of each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

ARTICLE IV

NOTICES

SECTION 1.                                Whenever, under the provisions of the statutes or of the Certificate of Incorporation or of these Bylaws, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such director or stockholder, at his address as it appears on the records of the corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice to directors may also be given by telegram.

SECTION 2.                                Whenever any notice is required to be given under the provisions of the Delaware statutes or of the Certificate of Incorporation or of these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

ARTICLE V

OFFICERS

SECTION 1.                                The officers of the corporation shall be chosen by the Board of Directors, and shall be a president, a vice-president, a secretary, and a treasurer. The Board of Directors may also choose additional vice-presidents, and one or more assistant secretaries and assistant treasurers. Any number of offices may be held by the same person, unless the Certificate of Incorporation or these Bylaws otherwise provide.

SECTION 2.                                The Board of Directors at its first meeting after each annual meeting of stockholders shall choose a president, one or more vice-presidents, a secretary and a treasurer.

SECTION 3.                                The Board of Directors may appoint such other officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board.

SECTION 4.                                The salaries of all officers and agents of the corporation shall be fixed by the Board of Directors.

SECTION 5.                                The officers of the corporation shall hold office until their successors are chosen and qualify. Any officer elected or appointed by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors. Any vacancy occurring in any office of the corporation shall be filled by the Board of Directors.

Any officer may resign at any time by giving written notice to the corporation. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

THE CHAIRMAN OF THE BOARD

SECTION 6.                                The Chairman of the Board, if there shall be such an officer, shall, if present, preside at all meetings of the Board of Directors, and exercise and perform such other powers and duties as may be from time to time assigned to him by the Board of Directors or prescribed by these Bylaws.

THE PRESIDENT

SECTION 7.                                Subject to such supervisory powers, if any, as may be given by the Board of Directors to the Chairman of the Board, if there be such an officer, the President shall be the general manager of the corporation and shall, subject to the control of the Board of Directors, have general supervision, direction, and control of the business and officers of the corporation. He shall preside at all meetings of the shareholders and in the absence of the Chairman of the Board or if there be none, at all meetings of the Board of Directors. He shall be ex officio a member of all the standing committees, including the executive committee, if any, and shall have the general powers and duties of management usually vested in the office of president of a corporation, and shall have such other powers and duties as may be prescribed by the Board of Directors or by these Bylaws.

SECTION 8.                                He shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the corporation.

THE VICE-PRESIDENTS

SECTION 9.                                In the absence of the president or in the event of his inability or refusal to act, the vice president (or in the event there be more than one vice president, the vice-presidents in the order designated by the directors, or in the absence of any designation, then in the order of their election) shall perform the duties of the president, and when so acting, shall have all the powers of and be subject to all the restrictions upon the president. The vice-presidents shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

SECRETARY AND ASSISTANT SECRETARY

SECTION 10.                          The Secretary shall attend all meetings of the Board of Directors and all meetings of the stockholders and record all the proceedings of the meetings of the corporation and of the Board of Directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or president, under whose supervision he shall be placed. He shall have custody of the corporate seal of the corporation and he, or an assistant secretary, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by his signature or by the signature of such assistant secretary. The Board of Directors may give general authority to any other officer to affix the seal of the corporation and to attest the affixing by his signature.

SECTION 11.                          The assistant secretary, or if there be more than one, the assistant secretaries in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election) shall, in the absence of the secretary or in the event of his inability or refusal to act, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

THE TREASURER AND ASSISTANT TREASURERS

SECTION 12.                          The treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the Board of Directors.

SECTION 13.                          He shall disburse the funds of the corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the president and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as treasurer and of the financial condition of the corporation.

SECTION 14.                          If required by the Board of Directors, he shall give the corporation a bond (which shall be renewed every six years) in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

SECTION 15.                          If the assistant treasurer, or if there shall be more than one, the assistant treasurers in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election) shall, in the absence of the treasurer or in the event of his inability or refusal to act, perform the duties and exercise the powers of the treasurer and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

ARTICLE VI

CERTIFICATE OF STOCK

SECTION 1.                                Every holder of stock in the corporation shall be entitled to have a certificate, signed by, or in the name of the corporation by, the chairman or vice chairman of the Board of Directors, or the president or a vice president and the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the corporation, certifying the number of shares owned by him in the corporation.

Certificates may be issued for partly paid shares and in such case upon the face or back of the certificates issued to represent any such partly paid shares, the total amount of the consideration to be paid therefor, and the amount paid thereon shall be specified.

If the corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualification, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, provided that, except as otherwise provided in section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements, there may be set forth on the face of back of the certificate which the corporation shall issue to represent such class or series of stock, a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

SECTION 2.                                Any or all of the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature have been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

LOST CERTIFICATES

SECTION 3.                                The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issues by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit to that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

TRANSFER OF STOCK

SECTION 4.                                Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

FIXING RECORD DATE

SECTION 5.                                In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any such other action. A determination of shareholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

REGISTERED STOCKHOLDERS

SECTION 6.                                The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

SECTION 7.                                The accounting books and records, and minutes of proceedings of the shareholders and the Board of Directors and committees of the Board shall be open to inspection upon written demand made upon the corporation by any shareholder or the holder of a voting trust certificate, at any reasonable time during usual business hours, for a purpose reasonably related to his interest as a shareholder, or as the holder of such voting trust certificate. The record of shareholders shall also be open to inspection by any shareholder or holder of a voting trust certificate at any time during usual business hours upon written demand on the corporation, for a purpose reasonably related to such holder’s interest as a shareholder or holder of a voting trust certificate. Such inspection may be made in person or by an agent or attorney, and shall include the right to copy and to make extracts.

ARTICLE VII

GENERAL PROVISIONS

DIVIDENDS

SECTION 1.                                Dividends upon the capital stock of the corporation, subject to the provision of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation.

SECTION 2.                                Before payment of any dividend, there may be set aside out of funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

CHECKS

SECTION 3.                                All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

FISCAL YEAR

SECTION 4.                                The fiscal year of the corporation shall be fixed by resolution of the Board of Directors.

SEAL

SECTION 5.                                The corporate seal shall have inscribed thereon the name of the corporation, the year of its organization and the words “Corporate Seal, Delaware.” The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

INDEMNIFICATION

SECTION 6.                                The corporation shall indemnify its officers, directors, employees and agents to the extent permitted by the General Corporation Law of Delaware.

ARTICLE VIII

AMENDMENTS

SECTION 1.                                These Bylaws may be altered, amended or repealed or new Bylaws may be adopted by the stockholders or by the Board of Directors at any regular meeting of the stockholders or of the Board of Directors or at any special meeting of the stockholders or the Board of Directors if notice of such alteration, amendment, repeal or adoption of new Bylaws be contained in the notice of such special meeting. If the power to adopt, amend or repeal Bylaws is conferred upon the Board of Directors by the Certificate of Incorporation it shall not divest or limit the power of the stockholders to adopt, amend or repeal Bylaws.

I, Nancy A. Stanger, the secretary of Micron Technology, Inc., a Delaware corporation, hereby certify:

The foregoing bylaws, comprising 14 pages, were adopted as the bylaws of Micron Technology on May 21, 1984.

DATED: May 25, 1984

Nancy A. Stanger
Nancy A. Stanger

SEAL

CERTIFICATE OF FIRST AMENDMENT

TO THE BYLAWS OF

MICRON TECHNOLOGY, INC.

We, the undersigned, being the President and Secretary, respectively, of MICRON TECHNOLOGY, INC., a corporation organized and existing under the laws of the State of Delaware, do hereby certify that a meeting of the Board of Directors of this Corporation was held on December 17, 1984 and an amendment to the Bylaws of MICRON TECHNOLOGY, INC. was unanimously adopted.

The amendment adopted was pursuant to a Resolution reading as follows:

RESOLVED: The Board hereby approves that the second paragraph of Article II Section 10 of the Bylaws of the Company be amended to read as follows:

“At all elections of directors of the corporation each stockholder having voting power shall be entitled to exercise the right of cumulative voting as provided in the Certificate of Incorporation. However, no stockholder shall be entitled to cumulate votes for a candidate or candidates unless such candidate’s name or candidate’s names have been placed in nomination prior to the voting and a stockholder has given notice at the meeting prior to the voting of the stockholder’s intention to cumulate votes. If any stockholder has given such notice, all stockholders may cumulate their votes for candidates in nomination.”

IN WITNESS WHEREOF, we have hereunto set our hands and the seal of the Corporation this 5th day of July, 1985.

MICRON TECHNOLOGY, INC.

BY:	Joseph L. Parkinson
Joseph L. Parkinson, President

(SEAL)

BY:	Cathy L. Smith
Cathy L. Smith, Secretary

STATE OF IDAHO		)
) ss.
County of Ada		)

On this 5th day of July, 1985, before me, the undersigned, personally appeared JOSEPH L. PARKINSON and CATHY L. SMITH, known to me to be the President and Secretary, respectively, of MICRON TECHNOLOGY, INC., the corporation that executed the instrument or the persons who executed the instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal in said County the day and year first above written.

Jill L. Henson

Notary Public for Idaho Residing at Boise

CERTIFICATE OF SECOND AMENDMENT

TO THE BYLAWS OF

MICRON TECHNOLOGY, INC.

I, Cathy L. Smith, Corporate Secretary of Micron Technology, Inc., a Delaware corporation, hereby certify that the following resolution was adopted by the Board of Directors on March 3, 1986:

RESOLVED: Article III Section 1 of the Bylaws of this corporation are hereby amended to read as follows:

SECTION 1. The authorized number of directors of the Corporation shall be ten. The number of directors provided in this Section 1 may be changed by a Bylaw duly adopted by the affirmative vote of a majority of the outstanding shares entitled to vote or by a resolution of the Board of Directors.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the corporate seal of said corporation effective as of the 3rd day of March, 1986.

Cathy L. Smith
Corporate Secretary

(SEAL)

CERTIFICATE THIRD AMENDMENT

TO THE BYLAWS OF

MICRON TECHNOLOGY, INC.

I, Cathy L. Smith, Corporate Secretary of Micron Technology, Inc., a Delaware corporation, hereby certify that the following resolution was adopted by the Board of Directors on November 24, 1986:

RESOLVED: Article III Section 1 of the Bylaws of this corporation are hereby amended to read as follows:

SECTION 1. The authorized number of directors of the Corporation shall be nine. The number of directors provided in this Section 1 may be changed by a Bylaw duly adopted by the affirmative vote of a majority of the outstanding shares entitled to vote or by a resolution of the Board of Directors.

IN WITNESS WHEREOF, I hereunto set my hand and affixed the corporate seal of said corporation effective as of the 24th day of November, 1986.

Cathy L. Smith
Corporate Secretary

(SEAL)

CERTIFICATE OF FOURTH AMENDMENT

TO THE BYLAWS OF

MICRON TECHNOLOGY, INC.

I, Cathy L. Smith, Corporate Secretary of Micron Technology, Inc., a Delaware corporation, hereby certify that the following resolution was adopted by the Board of Directors on September 28, 1987:

RESOLVED: Article III Section 1 of the Bylaws of this corporation are hereby amended to read as follows:

SECTION 1. The authorized number of directors of the Corporation shall be eight. The number of directors provided in this Section 1 may be changed by a Bylaw duly adopted by the affirmative vote of a majority of the outstanding shares entitled to vote or by a resolution of the Board of Directors.

IN WITNESS WHEREOF, I hereunto set my hand and affixed the corporate seal of said corporation effective as of the 28th day of September, 1987.

Cathy L. Smith
Cathy L. Smith
Corporate Secretary

(SEAL)

CERTIFICATE OF FIFTH AMENDMENT

TO THE BYLAWS OF

MICRON TECHNOLOGY, INC.

I, Cathy L. Smith, Corporate Secretary of Micron Technology, Inc., a Delaware corporation, hereby certify that the following resolution was adopted by the Board of Directors on March 28, 1988:

RESOLVED: Article III Section 1 of the Bylaws of this corporation are hereby amended to read as follows:

SECTION 1. The authorized number of directors of the Corporation shall be nine. The number of directors provided in this Section 1 may be changed by a Bylaw duly adopted by the affirmative vote of a majority of the outstanding shares entitled to vote or by a resolution of the Board of Directors.

IN WITNESS WHEREOF, I hereunto set my hand and affixed the corporate seal of said corporation effective as of the 28th day of March, 1988.

Cathy L. Smith
Corporate Secretary

(SEAL)

CERTIFICATE OF SIXTH AMENDMENT

TO THE BYLAWS OF

MICRON TECHNOLOGY, INC.

I, Cathy L. Smith, Corporate Secretary of Micron Technology, Inc., a Delaware corporation, hereby certify that the following resolution was adopted by the Board of Directors on October 3, 1988:

RESOLVED: Article III Section 1 of the Bylaws of this corporation are hereby amended to read as follows:

SECTION 1. The authorized number of directors of the Corporation shall be ten. The number of directors provided in this Section 1 may be changed by a Bylaw duly adopted by the affirmative vote of a majority of the outstanding shares entitled to vote or by a resolution of the Board of Directors.

IN WITNESS WHEREOF, I hereunto set my hand and affixed the corporate seal of said corporation effective as of the 17th day of October, 1988.

Cathy L. Smith
Corporate Secretary

(SEAL)

CERTIFICATE OF SEVENTH AMENDMENT

TO THE BYLAWS OF

MICRON TECHNOLOGY, INC.

I, Cathy L. Smith, Corporate Secretary of Micron Technology, Inc., a Delaware corporation, hereby certify that the following resolution was adopted by the Board of Directors on September 25, 1989:

RESOLVED: Article III Section 1 of the Bylaws of this corporation are hereby amended to read as follows:

SECTION 1. The authorized number of directors of the Corporation shall be nine. The number of directors provided in this Section 1 may be changed by a Bylaw duly adopted by the affirmative vote of a majority of the outstanding shares entitled to vote or by a resolution of the Board of Directors.

IN WITNESS WHEREOF, I hereunto set my hand and affixed the corporate seal of said corporation effective as of the 28th day September, 1989.

Cathy L. Smith
Corporate Secretary

(SEAL)

CERTIFICATE OF EIGHTH AMENDMENT

TO THE BYLAWS OF

MICRON TECHNOLOGY, INC.

I, Cathy L. Smith, Corporate Secretary of Micron Technology, Inc., a Delaware corporation, hereby certify that the following resolution was adopted by the Board of Directors on October 30, 1989:

RESOLVED: Article III Section 1 of the Bylaws of this corporation are hereby amended to read as follows:

SECTION 1. The authorized number of directors of the Corporation shall be eight. The number of directors provided in this Section 1 may be changed by a Bylaw duly adopted by the affirmative vote of a majority of the outstanding shares entitled to vote or by a resolution of the Board of Directors.

IN WITNESS WHEREOF, I hereunto set my hand and affixed the corporate seal of said corporation effective as of the 30th day of October, 1989.

Cathy L. Smith—
Corporate Secretary

(SEAL)

CERTIFICATE OF NINTH AMENDMENT

TO THE BYLAWS OF

MICRON TECHNOLOGY, INC.

I, Cathy L. Smith, Corporate Secretary of Micron Technology, Inc., a Delaware corporation, hereby certify that the following resolution was adopted by the Board of Directors on August 27, 1990:

RESOLVED: Article III Section 1 of the Bylaws of this corporation are hereby amended to read as follows:

SECTION 1. The authorized number of directors of the Corporation shall be nine. The number of directors provided in this Section 1 may be changed by a Bylaw duly adopted by the affirmative vote of a majority of the outstanding shares entitled to vote or by a resolution of the Board of Directors.

IN WITNESS WHEREOF, I hereunto set my hand and affixed the corporate seal of said corporation effective as of the 27th day of August, 1990.

Cathy L. Smith
Corporate Secretary

(SEAL)

CERTIFICATE OF TENTH AMENDMENT

TO THE BYLAWS OF

MICRON TECHNOLOGY, INC.

I, Cathy L. Smith, Corporate Secretary of Micron Technology, Inc., a Delaware corporation, hereby certify that the following resolution was adopted by the Board of Directors on September 24, 1990:

RESOLVED: Article III, Section 1 of the Bylaws of this corporation are hereby amended to read as follows:

SECTION 1. The authorized number of directors of the Corporation shall be ten. The number of directors provided in this Section 1 may be changed by a Bylaw duly adopted by the affirmative vote of a majority of the outstanding shares entitled to vote or by a resolution of the Board of Directors.

IN WITNESS WHEREOF, I hereunto set my hand and affixed the corporate seal of said corporation effective as of the 24th day of September, 1990.

Cathy L. Smith
Corporate Secretary

(SEAL)

CERTIFICATE OF ELEVENTH AMENDMENT

TO THE BYLAWS OF

MICRON TECHNOLOGY, INC.

I, Cathy L. Smith, Corporate Secretary of Micron Technology, Inc., a Delaware corporation, hereby certify that the following resolution was adopted by the Board of Directors on July 27, 1992:

RESOLVED: Article III Section 1 of the Bylaws of this corporation are hereby amended to read as follows:

SECTION 1.                                The authorized number of directors of the Corporation shall be eight. The number of directors provided in this Section 1 may be changed by a Bylaw duly adopted by the affirmative vote of a majority of the outstanding shares entitled to vote or by a resolution of the Board of Directors.

IN WITNESS WHEREOF, I hereunto set my hand and affixed the corporate seal of said corporation effective as of the 27th day of July, 1992.

Cathy L. Smith

Corporate Secretary

(SEAL)

CERTIFICATE OF TWELFTH AMENDMENT

TO THE BYLAWS OF

MICRON TECHNOLOGY, INC.

I, Cathy L. Smith, Corporate Secretary of Micron Technology, Inc. a Delaware corporation, hereby certify that the following resolution was adopted by the Board of Directors on May 23, 1994:

RESOLVED: Article III, Section I of the Bylaws of this corporation are hereby amended to read as follows:

SECTION I. The authorized number of directors of the Corporation shall be ten.

The number of directors provided in this Section I may be changed by a Bylaw duly adopted by the affirmative vote of a majority of the outstanding shares entitled to vote or by a resolution of the Board of Directors.

IN WITNESS WHEREOF, I hereunto set my hand and affixed the corporate seal of said corporation effective as of the 23rd day of May, 1994.

Cathy L. Smith

Corporate Secretary

(SEAL)

CERTIFICATE OF THIRTEENTH AMENDMENT

TO THE BYLAWS OF

MICRON TECHNOLOGY, INC.

I, Cathy L. Smith, Corporate Secretary of Micron Technology, Inc. a Delaware corporation, hereby certify that the following resolution was adopted by the Board of Directors on September 1, 1994:

RESOLVED: Article III, Section I of the Bylaws of this corporation are hereby amended to read as follows:

SECTION I.                                  The authorized number of directors of the Corporation shall be eleven. The number of directors provided in this Section I may be changed by a Bylaw duly adopted by the affirmative vote of a majority of the outstanding shares entitled to vote or by a resolution of the Board of Directors.

IN WITNESS WHEREOF, I hereunto set my hand and affixed the corporate seal of said corporation effective as of the 1st day of September, 1994.

Cathy L. Smith
Corporate Secretary

(SEAL)

CERTIFICATE OF FOURTEENTH AMENDMENT

TO THE BYLAWS OF

MICRON TECHNOLOGY, INC.

I, Cathy L. Smith, Corporate Secretary of Micron Technology, Inc. a Delaware corporation, hereby certify that the following resolution was adopted by the Board of Directors on October 27, 1994:

RESOLVED: Article III, Section I of the Bylaws of this corporation are hereby amended to read as follows:

SECTION I.                                  The authorized number of directors of the Corporation shall be ten. The number of directors provided in this Section I may be changed by a Bylaw duly adopted by the affirmative vote of a majority of the outstanding shares entitled to vote or by a resolution of the Board of Directors.

IN WITNESS WHEREOF, I hereunto set my hand and affixed the corporate seal of said corporation effective as of the 27th day of October, 1994.

Cathy L. Smith
Corporate Secretary

(SEAL)

CERTIFICATE OF FIFTEENTH

AMENDMENT TO THE BYLAWS OF

MICRON TECHNOLOGY, INC.

I, Jan R. Reimer, Assistant Secretary of Micron Technology, Inc., a Delaware corporation, hereby certify that the following resolution was adopted by the Board of Directors on February 5, 1996:

RESOLVED, that pursuant to Article VIII, Section 1 of the Company s Bylaws, the Board hereby amends Article V, Section 1 of the Bylaws to read in its entirety as follows:

The officers of the corporation shall be chosen by the Board of Directors, and shall be a president or chief executive officer, a secretary, and a treasurer. The Board of Directors may also choose additional officers, including a president, vice president(s), and one or more assistant secretaries and assistant treasurers. Any number of offices may be held by the same person, unless the Certificate of Incorporation or these Bylaws otherwise provide.

IN WITNESS WHEREOF, I hereunto set my hand and affixed the corporate seal of said corporation effective as of the 7th day of February, 1996.

Jan R. Reimer

Assistant Secretary

(SEAL)

CERTIFICATE OF SIXTEENTH

AMENDMENT TO THE BYLAWS OF

MICRON TECHNOLOGY, INC.

I, Jan R. Reimer, Assistant Secretary of Micron Technology, Inc., a Delaware corporation, hereby certify that the following resolutions were adopted by the Board of Directors on September 30, 1996:

RESOLVED, that Article II, Section 10 of the Bylaws of this Company be amended to read as follows:

SECTION 10. At all elections of directors of the corporation each stockholder having voting power shall be entitled to exercise the right of cumulative voting as provided in the Certificate of Incorporation. However, no stockholder shall be entitled to cumulate votes for a candidate or candidates unless such candidate’s name or candidates’ names have been placed in nomination prior to the voting and a stockholder has given written notice to Secretary of the corporation of the stockholder’s intention to cumulate votes at least 15 days prior to the date of the meeting. If any stockholder has given such notice, all stockholders may cumulate their votes for candidates in nomination.

RESOLVED FURTHER, that Article II of the Bylaws of this Company be amended to add Section 12, which will read in its entirety as follows:

SECTION 12. Advance Notice of Stockholder Nominees and Stockholder Business

(a)  To be properly brought before an annual meeting or special meeting, nominations for the election of directors or other business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors, (ii) otherwise properly brought before the meeting by or at the direction of the board of directors or (iii) otherwise properly brought before the meeting by a stockholder.

(b)  For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive office of the corporation not less than one hundred twenty (120) calendar days in advance of the date specified in the corporation’s proxy statement released to stockholders in connection with the previous year’s annual meeting of stockholders; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year’s proxy statement, notice by the stockholder to be timely must be so received a reasonable time before the solicitation is made. A stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the corporation’s books, of the stockholder proposing such business, (iii) the class and number of shares of the corporation which are beneficially owned by the stockholder, (iv) any material interest of the stockholder in such business and (v) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the securities Exchange Act of 1934, as amended (the “Exchange Act”), in his capacity as a proponent to a stockholder proposal. Notwithstanding the foregoing, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholders’ meeting, stockholders must provide notice as required by the regulations promulgated under the Exchange Act. Notwithstanding anything in these bylaws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this Section 12. The chairman of the annual meeting shall, if the facts warrant, determine and declare at the meeting that business was not properly brought before the meeting and in accordance with the provisions of this Section 12, and, if he should so determine, he shall so declare at the meeting that any such business not properly brought before the meeting shall not be transacted.

(c) Only persons who are nominated in accordance with the procedures set forth in this paragraph (c) shall be eligible for election as directors. Nominations of persons for election to the Board of Directors of the corporation may be made at a meeting of stockholders by or at the direction of the Board of Directors or by any stockholder of the corporation entitled to vote in the election of directors at the meeting who complies with the notice procedures set forth in this paragraph (c). Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the corporation in accordance with the provisions of paragraph (b) of this Section 12. Such stockholder’s notice shall set forth (i) as to each person, if any, whom the stockholder proposes to nominate for election or re-election as a director: (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares of the corporation which are beneficially owned by such person, (D) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder and (E) any other information relating to such person that is required to be disclosed in solicitations of proxies for elections of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including without limitation such person’s written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected); and (ii) as to such stockholder giving notice, the information required to be provided pursuant to paragraph (b) of this Section 12. At the request of the Board of Directors, any person nominated by a stockholder for election as a director shall furnish to the Secretary of the corporation that information required to be set forth in the stockholder’s notice of nomination which pertains to the nominee. No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth in this paragraph (c). The chairman of the meeting shall, if the facts warrant, determine and declare at the meeting that a nomination was not made in accordance with the procedures prescribed by these bylaws; and if he should so determine, he shall so declare at the meeting, and the defective nomination shall be disregarded.

RESOLVED FURTHER, that Article III, Section 1 of the Bylaws of this Company be amended to read as follows:

SECTION 1.                                The authorized number of directors of the Corporation shall be seven. The number of directors provided in this Section 1 may be changed by a Bylaw duly adopted by the affirmative vote of a majority of the outstanding shares entitled to vote or by a resolution of the Board of Directors.

IN WITNESS WHEREOF, I hereunto set my hand and affixed the corporate seal of said corporation effective as of the 30th day of September, 1996.

/s/ Jan R. Reimer

Assistant Secretary

(SEAL)

CERTIFICATE OF SEVENTEENTH AMENDMENT

TO THE BYLAWS OF

MICRON TECHNOLOGY, INC.

I, Jan R. Reimer, Assistant Secretary of Micron Technology, Inc., a Delaware corporation, hereby certify that the following resolutions were adopted by the Board of Directors on June 30, 1997:

RESOLVED, that Article III, Section 1 of the Bylaws of this Company be amended to read as follows:

SECTION 1.                                The authorized number of directors of the Corporation shall be eight. The number of directors provided in this Section 1 may be changed by a Bylaw duly adopted by the affirmative vote of a majority of the outstanding shares entitled to vote or by a resolution of the Board of Directors.

IN WITNESS WHEREOF, I hereunto set my hand and affix the corporate seal of said corporation effective as of the 30th day of June, 1997.

/s/ Jan R. Reimer
Assistant Secretary

(SEAL)

CERTIFICATE OF EIGHTEENTH AMENDMENT

TO THE BYLAWS OF

MICRON TECHNOLOGY, INC.

I, Jan R. Reimer, Assistant Secretary of Micron Technology, Inc., a Delaware corporation, hereby certify that the following resolutions were adopted by the Board of Directors on April 14, 1998:

RESOLVED, that Article III, Section 1 of the Bylaws of this Company be amended to read as follows:

SECTION 1.                                The authorized number of directors of the Corporation shall be nine. The number of directors provided in this Section 1 may be changed by a Bylaw duly adopted by the affirmative vote of a majority of the outstanding shares entitled to vote or by a resolution of the Board of Directors.

IN WITNESS WHEREOF, I hereunto set my hand and affix the corporate seal of said corporation effective as of the 20th day of July, 1998.

/s/ Jan R. Reimer
Assistant Secretary

(SEAL)

CERTIFICATE OF NINETEENTH AMENDMENT

TO THE BYLAWS OF

MICRON TECHNOLOGY, INC.

I, Jan R. Reimer, Assistant Secretary of Micron Technology, Inc., a Delaware corporation, hereby certify that the following resolutions were adopted by the Board of Directors on November 23, 1998:

RESOLVED, that Article III, Section 1 of the Bylaws of this Company be amended to read as follows:

SECTION 1.                                The authorized number of directors of the Corporation shall be eight. The number of directors provided in this Section 1 may be changed by a Bylaw duly adopted by the affirmative vote of a majority of the outstanding shares entitled to vote or by a resolution of the Board of Directors.

IN WITNESS WHEREOF, I hereunto set my hand and affix the corporate seal of said corporation effective as of the 23rd day of November, 1998.

/s/ Jan R. Reimer
Assistant Secretary

(SEAL)

CERTIFICATE OF TWENTIETH AMENDMENT

TO THE BYLAWS OF

MICRON TECHNOLOGY, INC.

I, Jan R. Reimer, Assistant Secretary of Micron Technology, Inc., a Delaware corporation, hereby certify that the following resolutions were adopted by the Board of Directors on June 16, 1999:

RESOLVED, that pursuant to Article VIII, Section 1 of the Company’s Bylaws, the Board hereby amends Article III, Sections 14 and 15 of the Bylaws to read in their entirety as follows:

“SECTION 14. The Board of Directors may, by resolution passed by a majority of the authorized number of directors, appoint an executive committee consisting of one or more of the directors of the corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. The executive committee, to the extent provided in the resolution of the Board of Directors and subject to any limitation by statute, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but it shall not have the power or authority in reference to amending the Certificate of Incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation’s property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, or amending the Bylaws of the corporation; and, unless the resolution or the Certificate of Incorporation expressly so provide, it shall not have the power of authority to declare a dividend or to authorize the issuance of stock.

SECTION 15. The Board of Directors may, by resolution adopted by a majority of the authorized number of directors, designate such other committees, each consisting of one or more directors, as it may from time to time deem advisable to perform such general or special duties as may from time to time be delegated to any such committee by the Board of Directors, subject to the limitations imposed by statute or the Certificate of Incorporation or by these Bylaws. The Board may designate one or more directors as alternate members of any committee, who may replace any absent member at any meeting of the committee.”

RESOLVED FURTHER, that any and all actions taken prior to the adoption of the foregoing resolution by the “Employee Option Committee” of the Board are hereby ratified, confirmed, approved and adopted as actions of the Company.

IN WITNESS WHEREOF, I hereunto set my hand and affix the corporate seal of said corporation effective as of the 16th day of June, 1999.

/s/ Jan R. Reimer
Assistant Secretary

(SEAL)

CERTIFICATE OF TWENTY-FIRST AMENDMENT

TO THE BYLAWS OF

MICRON TECHNOLOGY, INC.

I, Jan R. Reimer, Assistant Secretary of Micron Technology, Inc., a Delaware corporation, hereby certify that the following resolutions were adopted by the Board of Directors on November 23, 1999:

RESOLVED, that pursuant to Article VIII, Section 1 of the Company’s Bylaws, the Board hereby amends Article III, Section 1 of the Bylaws to read in its entirety as follows:

SECTION 1.                                The authorized number of directors of the Corporation shall be seven. The number of directors provided in this Section 1 may be changed by a Bylaw duly adopted by the affirmative vote of a majority of the outstanding shares entitled to vote or by a resolution of the Board of Directors.

RESOLVED FURTHER, that the Board hereby amends Article II, Section 12 of the Company’s Bylaws to read in its entirely as follows:

SECTION 12. Advance Notice of Stockholder Nominees and Stockholder Business

(a)                                  To be properly brought before an annual meeting or special meeting, nominations for the election of directors or other business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors, (ii) otherwise properly brought before the meeting by or at the direction of the board of directors or (iii) otherwise properly brought before the meeting by a stockholder.

(b)                                 For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive office of the corporation not less than one hundred twenty (120) calendar days in advance of the date of the corporation’s proxy statement released to stockholders in connection with the previous year’s annual meeting of stockholders; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year’s proxy statement, notice by the stockholder to be timely must be so received a reasonable time before the solicitation is made. A stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the corporation’s books, of the stockholder proposing such business, (iii) the class and number of shares of the corporation which are beneficially owned by the stockholder, (iv) any material interest of the stockholder in such business and (v) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in his capacity as a proponent to a stockholder proposal. Notwithstanding the foregoing, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholders’ meeting, stockholders must provide notice as required by the regulations promulgated under the Exchange Act. Notwithstanding anything in these bylaws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this Section 12. The chairman of the annual meeting shall, if the facts warrant, determine and declare at the meeting that business was not properly brought before the meeting and in accordance with the provisions of this Section 12, and, if he should so determine, he shall so declare at the meeting that any such business not properly brought before the meeting shall not be transacted.

(c)                                  Only persons who are nominated in accordance with the procedures set forth in this paragraph (c) shall be eligible for election as directors. Nominations of persons for election to the Board of Directors of the corporation may be made at a meeting of stockholders by or at the direction of the Board of Directors or by any stockholder of the corporation entitled to vote in the election of directors at the meeting who complies with the notice procedures set forth in this paragraph (c). Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the corporation in accordance with the provisions of paragraph (b) of this Section 12. Such stockholder’s notice shall set forth (i) as to each person, if any, whom the stockholder proposes to nominate for election or re-election as a director: (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares of the corporation which are beneficially owned by such person, (D) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder and (E) any other information relating to such person that is required to be disclosed in solicitations of proxies for elections of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including without limitation such person’s written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected); and (ii) as to such stockholder giving notice, the information required to be provided pursuant to paragraph (b) of this Section 12. At the request of the Board of Directors, any person nominated by a stockholder for election as a director shall furnish to the Secretary of the corporation that information required to be set forth in the stockholder’s notice of nomination which pertains to the nominee. The chairman of the meeting shall, if the facts warrant, determine and declare at the meeting that a nomination was not made in accordance with the procedures prescribed by these bylaws; and if he should so determine, he shall so declare at the meeting, and the defective nomination shall be disregarded.

IN WITNESS WHEREOF, I hereunto set my hand and affix the corporate seal of said corporation effective as of the 23rd day of November, 1999.

/s/ Jan R. Reimer
Assistant Secretary

(SEAL)

CERTIFICATE OF TWENTY-SECOND AMENDMENT

TO THE BYLAWS OF

MICRON TECHNOLOGY, INC.

I, Jan R. Reimer, Assistant Corporate Secretary of Micron Technology, Inc., a Delaware corporation (the “Company”), hereby certify that the following resolutions were adopted by the Board of Directors on September 10, 2002:

WHEREAS, the Bylaws of the Company have been amended by the Board from time to time as it has deemed advisable, necessary or convenient; and

WHEREAS, the Company’s Bylaws indicate that the President of the Company will participate as an ex officio member of all board committees; and

WHEREAS, such provisions may be inconsistent with provisions of the Sarbanes-Oxley Act of 2002 (“SOXA”) requiring that certain Board committees consist solely of independent directors; and

WHEREAS, the Board has determined that it is in the best interests of the Company to amend the foregoing Bylaws to comply with SOXA;

NOW, THEREFORE, BE IT RESOLVED, Article V, Section 7 of the Bylaws of the Company be, and the same hereby is, amended to read as follows:

“PRESIDENT

SECTION 7.                                Subject to such supervisory powers, if any, as may be given by the Board of Directors to the Chairman of the Board, if there be such an officer, the President shall be the general manager of the corporation and shall, subject to the control of the Board of Directors, have general supervision, direction, and control of the business and officers of the corporation. He shall preside at all meetings of the shareholders and in the absence of the Chairman of the Board or if there be none, at all meetings of the Board of Directors. He shall have the general powers and duties of management usually vested in the office of president of a corporation, and shall have such other powers and duties as may be prescribed by the Board of Directors or by these Bylaws.”

FURTHER RESOLVED, that the officers of the Company, including the Secretary and Assistant Secretary, be, and each of them hereby is, authorized and directed in the name and on behalf of the Company to do and perform any and all such acts and things, to sign or make such certificates, instruments, notices, statements, filings and to take or omit such other actions as they or each of them in his or her sole discretion may deem necessary or desirable, in order to carry out the intent or purposes of the above resolution.

IN WITNESS WHEREOF, I hereunto set my hand and affix the corporate seal of said Company effective as of the 10th day of September, 2002.

/s/ Jan R. Reimer
(SEAL)	Assistant Corporate Secretary

CERTIFICATE OF TWENTY-THIRD AMENDMENT

TO THE BYLAWS OF

MICRON TECHNOLOGY, INC.

I, Jan R. Reimer, Assistant Corporate Secretary of Micron Technology, Inc., a Delaware corporation (the “Company”), hereby certify that the following resolution was adopted by the Board of Directors on April 22, 2003:

WHEREAS, the directors desire to reduce the number of directors permitted to serve on the Board of the Directors to six;

NOW, THEREFORE, BE IT RESOLVED, that Article III, Section I of the Bylaws of this Company be amended to read in its entirety as follows:

SECTION 1.                                The authorized number of directors of the Corporation shall be six. The number of directors provided in this Section 1 may be changed by a Bylaw duly adopted by the affirmative vote of a majority of the outstanding shares entitled to vote or by a resolution of the Board of Directors.

IN WITNESS WHEREOF, I hereunto set my hand and affix the corporate seal of said Company effective as of the 22nd day of April, 2003.

/s/ Jan R. Reimer
(SEAL)	Assistant Corporate Secretary

CERTIFICATE OF TWENTY-FOURTH AMENDMENT

TO THE BYLAWS OF

MICRON TECHNOLOGY, INC.

I, Jan R. Reimer, Assistant Corporate Secretary of Micron Technology, Inc., a Delaware corporation (the “Company”), hereby certify that the following resolution was adopted by the Board of Directors on June 22, 2004:

WHEREAS, the Company’s Governance and Compensation Committee of the Board has nominated, approved and recommended that Mr. Ronald C. Foster sit as a member of the Company’s Board of Directors; and

WHEREAS, the Board is in agreement with the recommendation of the Governance and Compensation Committee;

NOW THEREFORE, BE IT RESOLVED, that the first sentence of Article III, Section I of the Bylaws of this Company be deleted and the following be substituted therefore:

“SECTION I. The authorized number of directors of the corporation shall be seven.”

IN WITNESS WHEREOF, I hereunto set my hand and affix the corporate seal of said Company effective as of the 22nd day of June, 2004.

/s/ Jan R. Reimer
(SEAL)	Assistant Corporate Secretary

CERTIFICATE OF TWENTY-FIFTH AMENDMENT

TO THE BYLAWS OF

MICRON TECHNOLOGY, INC.

I, Jan R. Reimer, Assistant Corporate Secretary of Micron Technology, Inc., a Delaware corporation (the “Company”), hereby certify that the following resolution was adopted by the Board of Directors effective as of June 27, 2005:

WHEREAS, the Company’s Governance and Compensation Committee of the Board has nominated, approved and recommended that Ms. Mercedes Johnson sit as a member of the Company’s Board of Directors; and

WHEREAS, the Board is in agreement with the recommendation of the Governance and Compensation Committee;

NOW THEREFORE, BE IT RESOLVED, that the first sentence of Article III, Section I of the Bylaws of this Company be deleted and the following be substituted therefore:

“SECTION I. The authorized number of directors of the corporation shall be eight.”

IN WITNESS WHEREOF, I hereunto set my hand and affix the corporate seal of said Company effective as of the 27th day of June, 2005.

/s/ Jan R. Reimer
(SEAL)	Assistant Corporate Secretary

CERTIFICATE OF TWENTY-SIXTH AMENDMENT

TO THE BYLAWS OF

MICRON TECHNOLOGY, INC.

I, Jan R. Reimer, Assistant Corporate Secretary of Micron Technology, Inc., a Delaware corporation (the “Company”), hereby certify that the following resolution was adopted by the Board of Directors on September 27, 2005:

WHEREAS, the Board has accepted the resignation of Mr. Thomas T. Nicholson;

NOW, THEREFORE, BE IT RESOLVED, that, effective September 27, 2005, the first sentence of Article III, Section I of the Bylaws of this Company be deleted and the following be substituted therefore:

“SECTION I. The authorized number of directors of the corporation shall be seven.”

IN WITNESS WHEREOF, I hereunto set my hand and affix the corporate seal of said Company effective as of the 27th day of September, 2005.

/s/ Jan Reimer
(SEAL)	Assistant Corporate Secretary